                                                                    EXHIBIT 99.1

TENDERS OF OUTSTANDING NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.

                          ULTRAPETROL (BAHAMAS) LIMITED

                              LETTER OF TRANSMITTAL

                 9% FIRST PREFERRED SHIP MORTGAGE NOTES DUE 2014

By Mail, Hand or Overnight Courier:      Manufacturers and Traders Trust Company
                                         25 South Charles Street, 16th Floor
                                         Baltimore, MD  21201
                                         Attn: Corporate Trust Administration

Facsimile (for eligible institutions only):       Fax: (410) 244-4236
         confirm facsimile by telephone ONLY:     Ph:  (410) 949-3167

         Delivery of this instrument to an address other than as set forth above (or transmission of instructions via a facsimile number other than the one listed above) will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal (as defined below) should be read carefully before this Letter of Transmittal is completed.

HOLDERS OF THE COMPANY'S (AS DEFINED BELOW) OUTSTANDING NOTES ("HOLDERS") WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES (AS DEFINED BELOW) FOR THEIR OUTSTANDING NOTES (AS DEFINED BELOW) UNDER THE EXCHANGE OFFER (AS DEFINED BELOW) MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OUTSTANDING NOTES TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON [____________, 2005], UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED OR EARLIER TERMINATED, THE "EXPIRATION DATE").

         The undersigned acknowledges receipt of the Prospectus dated [_________, 2005] (the "Prospectus") of Ultrapetrol (Bahamas) Limited (the "Company") and the attachments thereto, which, together with this Letter of Transmittal (the "Letter of Transmittal"), constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 9% First Preferred Ship Mortgage Notes due 2014 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), under a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 9% First Preferred Ship Mortgage Notes due 2014 (the "Outstanding Notes"), of which $180,000,000 in principal amount is outstanding, upon the terms and conditions set forth in the Prospectus. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

         This Letter of Transmittal is to be used by Holders if: (i) certificates representing Outstanding Notes are to be physically delivered to the Exchange Agent herewith by such Holders; or (ii) tender of Outstanding Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "Procedures for Tendering Outstanding Notes."

         Holders of Outstanding Notes who are financial institutions that are participants in The Depository Trust Company ("DTC") and whose name appears on a security position listing maintained by DTC as the owner of Outstanding Notes, may instead tender by book-entry transfer to the Exchange Agent's account at DTC pursuant to the procedures set forth in the Prospectus under "Procedures for Tendering Outstanding Notes" which details the method for tendering through the DTC Automated Tender Offer Program ("ATOP"). These DTC participants wishing to participate in the Exchange Offer must transmit their acceptance thereof to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of this Letter of Transmittal by the DTC participant identified in the Agent's Message. Accordingly, this Letter of Transmittal need not be completed by a Holder tendering through ATOP.

         DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent. See Instruction 10 herein.

            HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER
              THEIR OUTSTANDING NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY OR TENDER THROUGH ATOP AND HAVE THE EXCHANGE
                        AGENT RECEIVE AN AGENT'S MESSAGE.

             PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                         BEFORE CHECKING ANY BOX BELOW.

         DESCRIPTION OF 9% FIRST PREFERRED SHIP MORTGAGE NOTES DUE 2014
                               (OUTSTANDING NOTES)

 Name(s) and Address(es)                  Aggregate Principal  Principal Amount
 of Registered Holder(s)     Certificate  Amount Represented   Tendered (if less
(Please fill in, if blank)   Number(s)*    By Certificate(s)      than all)**
--------------------------   ----------    -----------------      -----------

                             -------------------------------------------------
                             -------------------------------------------------
                             -------------------------------------------------
                             -------------------------------------------------
                                TOTAL

------------------------
*     Need not be completed by Holders tendering by book-entry transfer.

** Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holders of Outstanding Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

      If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

      The minimum permitted tender is $1,000 in principal amount of Outstanding Notes. All other tenders must be integral multiples of $1,000.

                          SPECIAL ISSUANCE INSTRUCTIONS
                          (See Instructions 4, 5 and 6)

To be completed ONLY if certificates for Outstanding Notes in a principal amount not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if the Outstanding Notes tendered by book-entry transfer that are not accepted for purchase or Exchange Notes issued in exchange for Outstanding Notes accepted for exchange are not to be credited to the undersigned's account maintained by DTC. Issue certificate(s) to:

Name:________________________________________________________
                         (Please Print)

Address:_____________________________________________________
                       (Include Zip Code)

_____________________________________________________________
          (Tax Identification or Social Security No.)

                          SPECIAL DELIVERY INSTRUCTIONS
                          (See Instructions 4, 5 and 6)

To be completed ONLY if certificates for Outstanding Notes in a principal amount not tendered or not purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than shown above. This section should not be completed if such Outstanding Notes are to be delivered to DTC for credit to the undersigned's account or to an account specified under "Special Issuance Instructions." Mail to:

Name:________________________________________________________
                         (Please Print)

Address:_____________________________________________________
                       (Include Zip Code)

_____________________________________________________________
          (Tax Identification or Social Security No.)

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Delivering Institution: ____________________________________________

Book Entry-DTC Account Number: _____________________________________________

Transaction Code Number: ___________________________________________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO AND COMPLETE THE FOLLOWING:

Name: ________________________________________________________________

Address: _____________________________________________________________

Ladies and Gentlemen:

         Subject to the terms and conditions of the Exchange Offer, the undersigned hereby irrevocably delivers to the Exchange Agent the number of Outstanding Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Outstanding Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Outstanding Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Outstanding Notes and Exchange Notes) with respect to the tendered Outstanding Notes with full power of substitution to (i) deliver certificates for such Outstanding Notes to the Company, or transfer ownership of such Outstanding Notes on the account books maintained by DTC, and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, and (ii) present such Outstanding Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and subject to the conditions of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are acquired by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the beneficial owner receiving such Exchange Notes, whether or not such person is the undersigned, that neither the beneficial owner nor the undersigned has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the beneficial owner nor the undersigned is an "affiliate," as defined in Rule 405 of the Securities Act, of the Company. If the undersigned is not a broker-dealer the undersigned represents that neither it nor the beneficial owner is engaged in, or intends to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for the Outstanding Notes that were acquired as a result of market making activities or other trading activities, it acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Outstanding Notes tendered hereby.

         For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Outstanding Notes when, as and if, the Company has given written notice thereof to the Exchange Agent.

         If any tendered Outstanding Notes are not accepted for exchange under the Exchange Offer for any reason, certificates for any such unaccepted Outstanding Notes will be returned (except with respect to tenders made through book-entry with DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated in the "Special Delivery Instructions" promptly after the expiration or termination of the Exchange Offer in accordance with Rule 14(e)-1(c) of the Securities and Exchange Act of 1934, as amended.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned, if an individual, or the dissolution of the undersigned and every obligation of the undersigned, if other than an individual, under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns, trustees in bankruptcy and other legal representatives.

         The undersigned understands that tenders of Outstanding Notes under the procedures described under the caption "Procedures for Tendering Outstanding Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated under "Special Issuance Instructions," please return any Outstanding Notes not exchanged to the undersigned (or in the case of the Outstanding Notes tendered by DTC, by credit to the undersigned's account at DTC (or if the undersigned does not have such an account, to the DTC participant's account). Unless otherwise indicated under "Special Issuance Instructions," please credit the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange by credit to the undersigned's account at DTC (or if the undersigned does not have such an account, to the DTC participant's account). The undersigned recognizes that Exchange Notes will be issued to DTC and registered in the name of Cede & Co., Euroclear Bank S.A./N.V. and/or Clearstream Banking, societe anonyme, as nominee(s) of DTC. Unless otherwise indicated under "Special Delivery Instructions," please send any certificates for Outstanding Notes not exchanged and accompanying documents, as appropriate to the undersigned at the address shown below the undersigned's signature(s), unless tender is being made through DTC. The undersigned recognizes that the Company has no obligation under the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Outstanding Notes from the name of the registered Holders(s) thereof if the Company does not accept for exchange any of the Outstanding Notes so tendered.

         Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent, or who cannot complete the procedure for book-entry transfer, prior to the Expiration Date, may tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Procedures for Tendering Outstanding Notes." See Instruction 1 regarding the completion of the Letter of Transmittal printed below.

                               PLEASE SIGN HERE IF
             OUTSTANDING NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X________________________________
                                                     Date:
X________________________________
Signature(s) of Registered Holder(s)                 Date:
   or Authorized Signatory

Area Code and Telephone Number: _______________________________

         The above lines must be signed by the registered Holder(s) of Outstanding Notes as their name(s) appear(s) on the Outstanding Notes or, if the Outstanding Notes are delivered by a participant in DTC, as such participant's name appears on a security position listing maintained by DTC as the owner of Outstanding Notes, or by person(s) authorized to become registered Holder(s) by a properly completed Assignment from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Outstanding Notes to which this Letter of Transmittal relates are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact or other person acting in a fiduciary capacity, such person must (i) set forth his or her full title below and (ii) unless waived by the Company and the Exchange Agent, submit evidence satisfactory to the Company and the Exchange Agent of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal below.

Name(s):_______________________________________________________________________
                                 (Please Print)

Capacity: _____________________________________________________________________

Address: ______________________________________________________________________
                               (Include Zip Code)

Signature(s) Guaranteed by an Eligible Institution:
(If required by Instruction 4)

_______________________________________________________________________________
                             (Authorized Signature)

_______________________________________________________________________________
                                     (Title)

_______________________________________________________________________________
                                 (Name of Firm)

Date:_______________, 2005

                                  INSTRUCTIONS
                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

         1. Delivery of this Letter of Transmittal and Outstanding Notes. The Outstanding Notes (or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Outstanding Notes delivered electronically), a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof or an Agent's Message (if tender is through ATOP) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. The method of delivery of the tendered Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Outstanding Notes should be sent to the Company.

         Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available, or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent, or who cannot complete the procedure for book-entry transfer, prior to 5:00 P.M., New York City time, on the Expiration Date, must tender the Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus. Under such procedures: (i) such tender must be made by or through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (an "Eligible Institution");
(ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Outstanding Notes, the certificate number or numbers of such Outstanding Notes and the principal amount of Outstanding Notes tendered, stating that the tender is being made thereunder and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal or facsimile hereof together with the certificate(s) representing the Outstanding Notes (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at
DTC), must be received by the Exchange Agent, all as provided in the Prospectus. Any Holder of Outstanding Notes who wishes to tender his or her Outstanding Notes under the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Outstanding Notes according to the guaranteed delivery procedures set forth above.

         All questions as to the validity, eligibility (including time of receipt) and acceptance of tendered Outstanding Notes will be determined by the Company and the Exchange Agent in their sole discretion, which determination will be final and binding. The Company and the Exchange Agent reserve the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes delivered to the Exchange Agent, receipt of which would, in the opinion of counsel for the Company or the Exchange Agent, be unlawful. The Company and the Exchange Agent also reserve the right to waive any defects or irregularities or conditions of the Exchange Offer and/or any procedures with respect to tenders of Outstanding Notes. The interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) by the Company and the Exchange Agent shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with deliveries of Outstanding Notes must be cured within such time as the Company and the Exchange Agent shall determine. Although the Company intends to request the Exchange Agent notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived, will be returned by the Exchange Agent to the related Holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable.

         2. Tender by Holder. Any beneficial holder of Outstanding Notes who is not the registered Holder and who wishes to tender should arrange with the registered Holder or DTC participant whose name appears on a security position listing maintained by DTC or the owner of the Outstanding Notes to tender through ATOP or execute and deliver this Letter of Transmittal on his or her behalf or must, and prior to completing and executing this Letter of Transmittal and delivering his or her Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in such holder's name or obtain a properly completed bond power from the registered Holder.

         3. Partial Tender. Tenders of Outstanding Notes will be accepted only in multiples of $1,000. If less than the entire principal amount of any Outstanding Notes is tendered, the tendering Holder should fill in principal amount tendered in the fourth column under the heading "Principal Amount Tendered (if less than all)" of the box entitled "Description of 9% First Preferred Ship Mortgage Notes due 2014 (Outstanding Notes)" above. The entire principal amount of Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. Exchange Notes will be issued in the form of one or more global notes issued to DTC and registered in the name of Cede & Co., Euroclear Bank S.A./N.V. and/or Clearstream Banking, societe anonyme, as nominee(s) of DTC.

         4. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signature. If this Letter of Transmittal or facsimile hereof is signed by the record Holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Outstanding Notes or, if the Outstanding Notes are tendered by a participant in DTC, as such participant's name appears on a security position listing maintained by DTC listing as the owner of the Outstanding Notes, without alteration, enlargement or any change whatsoever.

         If a Holder other than DTC is tendering Outstanding Notes in exchange for Exchange Notes, such Holder must either properly endorse the Outstanding Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Outstanding Notes listed, such Outstanding Notes must be endorsed or accompanied by appropriate bond powers signed as the name of the Registered Holder or Holders appears on the Outstanding Notes.

         If this Letter of Transmittal (or facsimile hereof) or any Outstanding Notes or bond powers are signed by trustees, executors, administrators guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons would so indicate when signing, and, unless waived by the Company, must submit evidence satisfactory to the Company of their authority so to act with this Letter of Transmittal.

         Endorsements on Outstanding Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

         Except as otherwise instructed below, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal need not be guaranteed if: (i) this Letter of Transmittal is signed by the registered Holder(s) of the Outstanding Notes tendered herewith (including any participant in DTC whose name appears on a security position listing maintained by DTC as the owner of Outstanding Notes) and such person(s) has (have) not completed the box set forth herein entitled "Special Issuance Instructions" or the box set forth herein entitled "Special Delivery Instructions" or (ii) such Outstanding Notes are tendered for the account of an Eligible Institution.

         5. Special Issuance and Delivery Instructions. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of Outstanding Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         6. Tax Identification Number. United States federal income tax law requires that a Holder whose Outstanding Notes are accepted for exchange must provide the Company (as payer) with such Holder's correct Taxpayer Identification Number ("TIN"), which, in the case of a Holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN or an adequate basis for exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"), and payments made with respect to Outstanding Notes exchanged may be subject to backup withholding at the applicable rate. If withholding results in an overpayment of taxes, a refund may be obtained. Exempt Holders are not subject to these backup (including, among others, all corporations and certain foreign individuals) withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

         To prevent backup withholding, each exchanging Holder that is a U.S. person must provide such Holder's correct TIN by completing the Substitute Form W-9 enclosed herewith, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the Holder that such Holder is no longer subject to backup withholding. In order to satisfy the Company that a foreign individual qualifies as an exempt recipient, such Holder must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Company. If the Outstanding Notes are in more than one name or are not in the name of the actual owner, consult the Substitute Form W-9 for information on which TIN to report. If you do not provide your TIN to the Company within 10 days, backup withholding will begin and continue until you furnish your TIN to the Company.

         7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes. If, however, certificates representing Exchange Notes are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Exchange Notes for Outstanding Notes under the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder.

         Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

         8. Waiver of Conditions. The Company reserves the absolute right to amend, waive or modify specified conditions of the Exchange Offer in the case of any Outstanding Notes tendered. Any waiver of a defect or irregularity of a note or of a term of the Exchange Offer will be applicable to all Outstanding Notes.

         9. Mutilated, Lost, Stolen or Destroyed Outstanding Notes. Any delivering Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should write to the Trustee at the following address: Manufacturers and Traders Trust Company, Corporate Trust Administration, 25 South Charles Street, 16th Floor, Baltimore, Maryland 21201 requesting that a replacement Note be issued.

         10. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of this Letter of Transmittal may be directed to the Exchange Agent at the address specified on the front of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                          (DO NOT WRITE IN SPACE BELOW)

Certificate                Outstanding Notes             Outstanding Notes
Surrendered                    Tendered                      Accepted
-----------                    --------                      --------

Delivery Prepared by ____________  Checked by ___________   Date _____________

                                  PAYER'S NAME:

SUBSTITUTE           Name (if joint names, list first and circle
                     the name of the persons or entity whose FORM
                     W-9 number you enter in Part I below. See
                     instructions if your name has changed).

                     Address

                     City, State and Zip code

                     List account number(s) here (optional)

Department of the
Treasury Internal    Part 1--PLEASE PROVIDE YOUR TAXPAYER               Social security
Revenue Service      IDENTIFICATION NUMBER ("TIN") IN THE               number or TIN
                     BOX AT RIGHT AND CERTIFY BY SIGNING
                     AND DATING BELOW.

                     Part 2--Check the box if you are NOT subject to backup withholding under the provisions of section 3408(a)(1)(C) of the Internal Revenue
                     Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.

Payer's Request      CERTIFICATION- UNDER THE PENALTIES OF              PART 3
for TIN              PERJURY, I CERTIFY THAT THE INFORMATION            AWAITING
                     PROVIDED ON THIS FORM IS TRUE, CORRECT
                     AND COMPLETE.

Signature:_____________________________        Date:_________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY DISTRIBUTION PAYMENTS MADE TO YOU BY THE COMPANY. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

                               Give the SOCIAL SECURITY
For this type of account              number of
------------------------              ---------
1.  An individual's            The individual
    account

2.  Two or more                The actual owner of the
    individuals (joint         account or, if combined
    account)                   funds, any one of the
                               individuals(1)

3.  Husband and wife           The actual owner of the
    (joint account)            account or, if joint funds,
                               either person(1)

4.  Custodian account of       The minor(2)
    a minor (Uniform Gift
    to Minors Act)

5.  Adult and minor            The adult or, if the minor
    (joint account)            is the only contributor,
                               the minor(1)

6.  Account in the name        The ward, minor or
    of guardian or             incompetent person(3)
    committee for a
    designated ward,
    minor, or incompetent
    person

7.  (a) The usual revocable    The grantor-trustee
        savings trust
        account (grantor is
        also trustee)

    (b) So-called trust        The actual owner(1)
        account that is
        not a legal or
        valid trust under
        State law

8.  Sole proprietorship        The owner(4)
    account

                               Give the EMPLOYER
                               IDENTIFICATION
For this type of account           number of
------------------------           ---------
9.  A valid trust,             The legal entity (Do not
    estate, or pension         furnish the identifying
    trust                      number of the personal
                               representative or trustee
                               unless the legal entity
                               itself is not designated in
                               the account title.(5)

10. Corporate account          The corporation

11. Religious,                 The organization
    charitable or
    educational
    organization account

12. Partnership account        The partnership

    held in the name of
    the business

13. Association, club,         The organization
    or other tax-exempt
    organization

14. A broker or                The broker or nominee
    registered nominee

15. Account with the           The public entity
    Department of
    Agriculture in the
    name of a public
    entity (such as a
    State or local
    government, school
    district, or prison)
    that received
    agricultural program
    payments

------------------------
(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) Show the name of the owner.

(5) List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

         If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. Payees Exempt from Backup Withholding

         Payees specifically exempted from backup withholding on ALL payments include the following:

         -        A corporation.

         -        A financial institution.

         - An organization exempt from tax under section 501(a), or an individual retirement plan.

         -        The United States or any agency or instrumentality thereof.

         - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

         - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

         - An international organization or any agency, or instrumentality thereof.

         - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

         -        A real estate investment trust.

         -        A common trust fund operated by a bank under section 584(a).

         - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

         - An entity registered at all times under the Investment Company Act of 1940.

         -        A foreign central bank of issue.

         Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

         -        Payments to nonresident aliens subject to withholding under
                  Section 1441.

         - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresidential partner.

         - Payments of patronage dividends where the amount received is not paid in money.

         -        Payments made by certain foreign organizations.

         -        Payments made to a nominee.

         Payments of interest not generally subject to backup withholding include the following:

         -        Payments of interest on obligations issued by individuals.
                  Note: You may be subject to backup withholding if the interest if $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

         - Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

         - Payments described in section 6049(b)(5) to non-resident aliens.

         -        Payments on tax-free covenant bonds under section 1451.

         -        Payments made by certain foreign organizations.

         -        Payments made to a nominee.

         Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM,AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

         Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041(a), 6045 and 6050A.

Privacy Act Notice--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1994, payers must generally withhold 20% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Failure to Report Certain Dividend and Interest Payments--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an underpayment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) Civil Penalty for False Information With Respect to Withholding--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) Criminal Penalty for Falsifying Information--Falsifying certificates or affirmations may subject you to criminal penalties including fines and/or imprisonment.

         FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.